Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

3rd Quarter of 2009

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements
Consolidated Statements of Income	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenses and Maintenance Expenses	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	13
Investment Summary	14
Three Month and Six Month Income Summary	15
Operational Statistics	17
5. For-Sale Residential Activities	18
6. Consolidated Data
Development Pipeline	19
Debt Summary / Coverage Ratios / Covenants / Market Capitalization	20
Supplemental Data / Investment Activities	22
7. Corporate Reconciliations
Revenues / Expenses / NOI	23
NOI from Discontinued Operations / EBITDA	25
SEC Coverage Ratios	26
8. Appendix
Multifamily Community Table	27
Commercial Property Table	30
Unconsolidated Joint Venture Summary	32
9. Glossary of Terms	33
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release, may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.
10/23/2009

3Q09	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:
•	Owning a multifamily portfolio

•	Investing in high growth Sunbelt cities

•	Pursuing strategic acquisition, disposition and development opportunities

•	Achieving operating excellence

•	Managing multifamily, office, retail and mixed-use properties

•	Delivering additional income from the taxable REIT subsidiary (TRS)

•	Ensuring a strong balance sheet and liquidity position
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 — fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
Citigroup	Michael Bilerman / David Toti	212-816-1383 / 212-816-1909
Green Street Advisors	Andy McCullough	949-640-8780
BoA/Merrill Lynch	Michelle Ko	646-855-1802
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2009 Range
Diluted Earnings per Share	$0.11	$0.28
Plus: Real Estate Depreciation & Amortization	1.87	1.87
Less: Gain on Sale of Operating Properties	—	(0.05)

Total Diluted Funds from Operations (“FFO”) per Share	$1.98	$2.10

Less: Gain on Sale of Development Properties and Land	(0.07)	(0.08)
Gain on Bond or Preferred Stock Repurchases	(0.88)	(0.89)

Operating Funds from Operations per share	$1.03	$1.13

3Q09	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Third Quarter 2009
FINANCIAL HIGHLIGHTS

	Three Months Ended		Nine Months Ended
($ in 000s, except per share and unit data)	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Total property revenues (1)	$81,737	$82,961	$246,365	$247,344

Multifamily property revenues (1)	75,081	76,768	225,803	230,790
Multifamily property NOI (1)	42,858	44,272	130,321	138,054
Management & leasing fee revenues	3,987	5,186	11,366	15,542

EBITDA (2)	50,829	59,024	165,710	186,255

Net (loss) income
Per share — basic	(0.07)	0.57	0.17	1.06
Per share — diluted	(0.07)	0.57	0.17	1.05

Funds from operations
Per share — basic	0.49	0.49	1.91	1.63
Per share — diluted	0.49	0.49	1.91	1.63

Dividends per share	0.15	0.50	0.55	1.50

Dividends/EPS (diluted) payout ratio	(214.3%)	87.7%	323.5%	142.9%
Dividends/FFO (diluted) payout ratio	30.6%	102.0%	28.8%	92.0%

Consolidated interest expense (1)	$22,593	$17,679	$65,835	$52,171
Consolidated interest income (1)	(345)	(634)	(1,095)	(2,609)

Net interest expense (1)	22,248	17,045	64,740	49,562
Pro-rata share of joint venture interest expense	5,833	6,735	18,045	22,447
Principal amortization	246	182	727	546
Preferred dividends & distributions	3,811	3,850	11,546	12,157

Interest coverage ratio (3)	1.8x	2.4x	2.0x	2.5x
Fixed charge coverage ratio (3)	1.6x	2.1x	1.7x	2.1x
Fixed charge w/capitalized interest ratio (3)	1.5x	1.7x	1.7x	1.7x

Multifamily same property NOI increase / (decrease) (4)	(6.2%)	2.9%	(5.6%)	3.4%
(# of apartment homes included)	28,285	26,827	28,285	26,827

	As of	As of
	9/30/2009	12/31/2008

Total assets	$3,058,086	$3,155,169
Total debt	$1,672,917	$1,762,019
Common shares and units, outstanding end of period	62,384	57,407
Share price, end of period	$9.73	$8.33
Preferred shares and units, end of period	$200,118	$200,281
Book equity value, end of period (5)	$1,296,614	$1,272,457
Market equity value, end of period (6)	$606,996	$478,200

Debt to total market capitalization ratio (7)	67.5%	72.2%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	234.1%	205.7%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	For a reconciliation of EBITDA, see page 25.

(3)	For additional information on these calculations, see page 21.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year.

(5)	Includes common shares and units and preferred.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

3Q09	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2009
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
($ in 000s, except per share data)	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Revenue
Minimum Rent	$69,028	$70,131	$209,476	$205,073
Tenant Recoveries	848	1,116	2,823	3,256
Other Property Related Revenue	10,823	9,070	30,191	26,109
Construction Revenues	—	654	36	9,102
Other Non-Property Related Revenue	3,987	5,186	11,366	15,542

Total Revenue	84,686	86,157	253,892	259,082

Operating Expenses
Operating Expenses:
Property Operating Expenses	25,615	23,093	70,979	62,783
Taxes, Licenses, and Insurance	8,385	10,347	29,672	29,238

Total Property Operating Expenses	34,000	33,440	100,651	92,021

Construction Expenses	—	673	35	8,503
Property Management Expenses	1,728	2,088	5,329	6,402
General and Administrative Expenses	4,073	5,996	12,982	17,562
Management Fee and Other Expenses	3,340	4,333	11,096	12,269
Restructuring Charges	588	—	1,400	—
Investment and Development (1)	100	79	1,585	956
Depreciation	28,070	24,191	84,130	70,568
Amortization	864	833	2,936	2,560
Impairment (2)	221	—	1,839	—

Total Operating Expenses	72,984	71,633	221,983	210,841

Income from Operations	11,702	14,524	31,909	48,241
Other Income (Expense)
Interest Expense & Debt Cost Amortization	(23,840)	(18,998)	(69,192)	(56,026)
Gain on Retirement of Debt	14,929	2,515	56,480	10,716
Interest Income	345	634	1,095	2,609
(Loss) Income from Partially-Owned Investments (3)	(3,317)	1,190	(4,595)	13,497
Loss on Hedging Activites	(649)	(46)	(1,709)	(127)
Gain on Sale of Property, net of income taxes of $1 (Q3) and $3,157 (YTD) in 2009 and $643 (Q3) and $1,309 (YTD) in 2008	507	1,814	5,745	4,250
Income Taxes and Other	(352)	216	2,518	892

Total Other Income (Expense)	(12,377)	(12,675)	(9,658)	(24,189)

(Loss) Income from Continuing Operations	(675)	1,849	22,251	24,052

Discontinued Operations
Income (Loss) from Discontinued Operations (2)	280	1,048	(198)	5,760
(Loss) Gain on Disposal of Discontinued Operations, net of income taxes of $0 (Q3) and $70 (YTD) in 2009 and $41 (Q3) and $1,064 (YTD) in 2008	(6)	33,355	6	43,213

Income (Loss) from Discontinued Operations	274	34,403	(192)	48,973

Net (Loss) Income	(401)	36,252	22,059	73,025

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	—	(68)	(999)	(316)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,813)	(5,438)	(5,452)
Noncontrolling Interest in CRLP — Common	623	304	(1,445)	(1,981)
Discontinued Operations
Noncontrolling Interest in CRLP — Common	(60)	(5,733)	(60)	(8,458)
Noncontrolling Interest of Limited Partners	155	71	597	341

Income Attributable to Noncontrolling Interest	(1,095)	(7,239)	(7,345)	(15,866)

Net (Loss) Income Attributable to Parent Company	(1,496)	29,013	14,714	57,159

Dividends to Preferred Shareholders	(1,998)	(2,037)	(6,108)	(6,705)
Preferred Share Issuance Costs, Net of Discount	30	240	25	(27)

Net (Loss) Income Available to Common Shareholders	$(3,464)	$27,216	$8,631	$50,427

(Loss) Earnings per Share — Basic
Continuing Operations	$(0.08)	$(0.04)	$0.17	$0.19
Discontinued Operations	0.01	0.61	—	0.87

EPS — Basic	$(0.07)	$0.57	$0.17	$1.06

(Loss) Earnings per Share — Diluted
Continuing Operations	$(0.08)	$(0.04)	$0.17	$0.19
Discontinued Operations	0.01	0.61	—	0.86

EPS — Diluted	$(0.07)	$0.57	$0.17	$1.05

(1)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(2)	For the three months ended September 30, 2009, the Company recorded a $0.5 million non-cash impairment charge. Of the charge, $0.2 million (presented in “Impairment” in continuing operations) is related to the Company’s noncontrolling interest in the Colonial Grand at Traditions joint venture and $0.3 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to the sale of the remaining units at Portofino at Jensen Beach, a for-sale residential project. For the nine months ended September 30, 2009, in addition to the charges described above, the Company recorded a $3.4 million non-cash impairment charge. Of the charge, $0.7 million is related to the Company’s noncontrolling interest in the Craft Farms joint venture, $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project and $0.6 million is related to an additional for-sale residential project and sale of outparcels (presented in “Impairment” in continuing operations). In addition, $1.8 million is related to two multifamily apartment communities sold during the quarter (presented as a part of “(Loss) Income from Discontinued Operations”.

(3)	The three and nine months ended September 30, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

3Q09	-5-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2009
THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended		Nine Months Ended
($ in 000s, except per share data)	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Net (Loss) Income Available to Common Shareholders	$(3,464)	$27,216	$8,631	$50,427
Noncontrolling Interest in CRLP (Operating Ptr Unitholders)	(563)	5,429	1,506	10,439
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	992	—

Total	(4,027)	32,645	11,129	60,866

Adjustments — Consolidated Properties
Depreciation — Real Estate	27,567	24,108	82,753	70,414
Amortization — Real Estate	288	331	1,016	1,033
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Noncontrolling Interest	(503)	(35,170)	(5,753)	(47,464)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	589	1,846	4,133	5,976

Total Adjustments — Consolidated	27,941	(8,885)	82,149	29,959

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	5,016	4,124	14,250	14,565
Amortization — Real Estate	1,700	1,973	5,152	6,791
Remove: Gain/(Loss) on Sale of Property	(1,787)	(1,763)	(1,736)	(18,558)

Total Adjustments — Unconsolidated	4,929	4,334	17,666	2,798

Funds from Operations	$28,843	$28,094	$110,944	$93,623

Income Allocated to Participating Securities	(136)	(233)	(534)	(761)
Funds from Operations Available to Common Shareholders and Unitholders	$28,707	$27,861	$110,410	$92,862

FFO per Share
Basic	$0.49	$0.49	$1.91	$1.63
Diluted	$0.49	$0.49	$1.91	$1.63
Operating FFO:
Funds from Operations	$28,707	$27,861	$110,410	$92,862
Less: Transaction Income
- Development and Land (Gains) Losses	(589)	(1,846)	(4,133)	(5,976)
- Bond / Preferred Repurchase Gains	(14,959)	(2,755)	(56,505)	(10,639)
- Write-off of OCI as a Result of Bond Repurchases	649	—	1,709	—

Operating FFO	$13,808	$23,260	$51,481	$76,247

Operating FFO per Share
Basic	$0.23	$0.41	$0.89	$1.34
Diluted	$0.23	$0.41	$0.89	$1.34
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of our current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended		Nine Months Ended
(shares and units in 000s)	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Basic
Shares	50,787	47,369	49,222	47,046
Operating Partnership Units (OP Units)	8,325	9,553	8,636	9,842

Total Shares & OP Units	59,112	56,922	57,858	56,888
Dilutive Common Share Equivalents	—	—	—	107
Diluted (1)
Shares	50,787	47,369	49,222	47,153
Total Shares & OP Units	59,112	56,922	57,858	56,995
Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

3Q09	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2009
BALANCE SHEET

	As of	As of
($ in 000s)	9/30/2009	12/31/2008
ASSETS
Real Estate Assets
Operating Properties	$3,045,801	$2,873,274
Undeveloped Land & Construction in Progress	246,413	309,010

Total Real Estate, before Depreciation	3,292,214	3,182,284
Less: Accumulated Depreciation	(490,428)	(403,858)
Real Estate Assets Held for Sale, net	91,928	196,284

Net Real Estate Assets	2,893,714	2,974,710

Cash and Equivalents	3,851	9,185
Restricted Cash	26,178	29,766
Accounts Receivable, net	20,719	23,102
Notes Receivable	17,355	2,946
Prepaid Expenses	16,756	5,332
Deferred Debt and Lease Costs	19,223	16,783
Investment in Unconsolidated Subsidiaries	31,405	46,221
Other Assets	28,885	47,124

Total Assets	$3,058,086	$3,155,169

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$278,950	$311,630
Notes and Mortgages Payable	1,393,967	1,450,389

Total Long-Term Liabilities	1,672,917	1,762,019

Other Liabilities	88,555	120,693

Total Liabilities	1,761,472	1,882,712

REDEEMABLE NONCONTROLLING INTEREST & EQUITY

Redeemable Common Units	125,002	124,848

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	100,118	100,281

Total Preferred Shares and Units, at Liquidation Value	200,118	200,281

Common Equity, including Noncontrolling Interest in Operating Partnership	971,494	947,328

Total Equity, including Noncontrolling Interest	1,296,614	1,272,457

Total Liabilities and Equity	$3,058,086	$3,155,169

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	9/30/2009	12/31/2008
Basic
Shares	54,198	48,546
Operating Partnership Units (OP Units)	8,186	8,861

Total Shares & OP Units	62,384	57,407

3Q09	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Third Quarter 2009
COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2009 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	636	2,546	—	2,546	362	2,908	—	2,908
Birmingham	1,262	—	1,262	110	1,372	—	1,372	—	1,372
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,676	1,189	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	288	1,437	—	1,437	—	1,437	—	1,437
Other	3,740	380	4,120	113	4,233	380	4,613	—	4,613

Total Portfolio	28,285	2,493	30,778	462	31,240	742	31,982	—	31,982

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 2,418 total units at the Company’s partially-owned apartment communities.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)	PHYSICAL OCCUPANCY (3)

		Total NOI
	Same Property	Incl. JVs at	Sep 30	Jun 30	Mar 31	Dec 31	Sept 30
	Communities	Pro Rata % (4)	2009	2009	2009	2008	2008

Atlanta	12.3%	11.2%	94.4%	95.5%	94.9%	95.0%	97.2%
Austin	6.3%	8.9%	95.1%	94.4%	94.3%	94.9%	95.8%
Birmingham	4.5%	4.3%	96.9%	95.4%	95.0%	96.7%	97.7%
Charleston	5.6%	5.0%	97.0%	96.4%	96.8%	91.4%	94.6%
Charlotte	10.9%	14.3%	93.4%	93.2%	94.3%	92.9%	95.7%
Dallas/Fort Worth	13.5%	12.1%	92.8%	93.3%	95.2%	95.4%	96.7%
Huntsville	3.6%	3.2%	96.2%	98.1%	96.9%	97.2%	96.7%
Orlando	8.1%	7.2%	96.0%	94.6%	93.8%	94.6%	98.0%
Phoenix	3.7%	3.3%	89.5%	92.8%	95.3%	93.2%	95.3%
Raleigh	7.0%	6.6%	94.1%	93.5%	95.3%	94.6%	96.4%
Richmond	6.2%	5.6%	94.7%	94.0%	95.1%	95.9%	97.0%
Savannah	5.2%	5.7%	96.7%	96.3%	95.0%	91.5%	95.2%
Other	13.1%	12.6%	94.0%	93.4%	92.5%	92.0%	93.8%

Total Portfolio	100.0%	100.0%	94.4%	94.3%	94.6%	94.1%	96.0%

Same Property			94.4%	94.3%	94.7%	94.1%	96.0%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 27.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

3Q09	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Third Quarter 2009
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2009	9/30/2008	Change	9/30/2009	9/30/2008	Change

Property Revenues
Same Property Communities (2)	28,285	$67,518	$70,412	$(2,894)	$204,706	$209,921	$(5,215)
Non-Same Property Communities	2,493	5,984	4,036	1,948	17,015	8,991	8,024
Joint Venture Communities (3)	462	1,193	1,247	(54)	3,747	3,610	137
Development and Lease Up Communities	742	1,156	28	1,128	2,278	28	2,250
Dispositions / Other	—	294	2,429	(2,135)	1,781	12,667	(10,886)

Total Property Revenues	31,982	$76,145	$78,152	$(2,007)	$229,527	$235,217	$(5,690)

Property Expenses
Same Property Communities (2)	28,285	$28,436	$28,765	$(329)	$83,433	$81,412	$2,021
Non-Same Property Communities	2,493	2,469	1,982	487	7,224	4,267	2,957
Joint Venture Communities (3)	462	584	664	(80)	1,801	1,875	(74)
Development and Lease Up Communities	742	594	150	444	1,800	164	1,636
Dispositions / Other	—	165	1,110	(945)	895	5,482	(4,587)

Total Property Expenses	31,982	$32,248	$32,671	$(423)	$95,153	$93,200	$1,953

Property Net Operating Income
Same Property Communities (2)	28,285	$39,081	$41,647	$(2,566)	$121,274	$128,509	$(7,235)
Non-Same Property Communities	2,493	3,515	2,054	1,461	9,791	4,724	5,067
Joint Venture Communities (3)	462	609	583	26	1,946	1,735	211
Development and Lease Up Communities	742	562	(121)	683	478	(136)	614
Dispositions / Other	—	129	1,319	(1,190)	886	7,185	(6,299)

Total Property Net Operating Income	31,982	$43,896	$45,482	$(1,586)	$134,375	$142,017	$(7,642)
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2009	9/30/2008	Change	9/30/2009	9/30/2008	Change

Capitalized Expenses
Same Property Communities (2)	28,285	$6,593	$5,681	$912	$12,381	$15,015	$(2,634)
Non-Same Property Communities	2,493	201	303	(102)	436	984	(548)
Joint Venture Communities	462	52	104	(52)	115	260	(145)
Development and Lease Up Communities	742	1	3	(2)	2	3	(1)
Dispositions / Other	—	29	(476)	505	157	(73)	230

Total Property Capitalized Expenses	31,982	$6,876	$5,615	$1,261	$13,091	$16,189	$(3,098)

Capitalized Expenses per Unit
Same Property Communities (2)	28,285	$233	$201	$32	$438	$531	$(93)
Non-Same Property Communities	2,493	81	121	(41)	175	395	(220)
Joint Venture Communities	462	113	226	(113)	250	562	(313)

Total Per Unit	31,240	$220	$180	$40	$419	$518	$(99)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

3Q09	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Third Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

		Revenues			Expenses			NOI
	3Q09	3Q08	% Chg	3Q09	3Q08	% Chg	3Q09	3Q08	% Chg

Atlanta	$8,511	$9,059	(6.0%)	$3,723	$3,611	3.1%	$4,788	$5,449	(12.1%)
Austin	4,530	4,697	(3.6%)	2,071	2,295	(9.8%)	2,458	2,403	2.3%
Birmingham	2,939	2,881	2.0%	1,190	1,124	5.9%	1,749	1,757	(0.5%)
Charleston	3,772	3,771	0.0%	1,568	1,495	4.9%	2,204	2,276	(3.2%)
Charlotte	7,583	8,184	(7.3%)	3,311	3,369	(1.7%)	4,272	4,815	(11.3%)
Dallas/Fort Worth	10,163	10,702	(5.0%)	4,890	5,261	(7.1%)	5,272	5,441	(3.1%)
Huntsville	2,161	2,131	1.4%	763	715	6.7%	1,398	1,416	(1.3%)
Orlando	5,052	5,416	(6.7%)	1,880	2,012	(6.6%)	3,172	3,404	(6.8%)
Phoenix	2,304	2,594	(11.2%)	876	923	(5.1%)	1,428	1,670	(14.5%)
Raleigh	4,604	4,773	(3.5%)	1,887	2,020	(6.6%)	2,717	2,753	(1.3%)
Richmond	4,135	4,266	(3.1%)	1,703	1,499	13.6%	2,431	2,767	(12.1%)
Savannah	3,121	3,024	3.2%	1,087	1,066	2.0%	2,035	1,957	4.0%
Other	8,643	8,915	(3.1%)	3,488	3,375	3.3%	5,156	5,540	(6.9%)

Total Same Property (1)	$67,518	$70,413	(4.1%)	$28,437	$28,765	(1.1%)	$39,080	$41,648	(6.2%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q09	3Q08	% Chg	3Q09	3Q08	% Chg

Atlanta	3,282	12.3%	94.3%	97.2%	(2.9%)	$801	$860	(6.9%)
Austin	1,910	6.3%	95.1%	95.9%	(0.8%)	737	757	(2.6%)
Birmingham	1,262	4.5%	97.0%	97.9%	(0.9%)	715	712	0.4%
Charleston	1,578	5.6%	97.0%	94.6%	2.4%	707	757	(6.6%)
Charlotte	3,676	10.9%	92.9%	95.4%	(2.5%)	660	697	(5.3%)
Dallas/Fort Worth	4,480	13.5%	92.9%	96.8%	(3.9%)	721	733	(1.6%)
Huntsville	836	3.6%	96.2%	96.7%	(0.5%)	749	757	(1.1%)
Orlando	1,756	8.1%	96.0%	98.0%	(2.0%)	900	961	(6.3%)
Phoenix	952	3.7%	89.5%	95.3%	(5.8%)	819	900	(9.0%)
Raleigh	1,964	7.0%	94.2%	96.7%	(2.5%)	733	751	(2.4%)
Richmond	1,700	6.2%	94.7%	97.0%	(2.3%)	768	811	(5.3%)
Savannah	1,149	5.2%	97.6%	95.2%	2.4%	807	834	(3.2%)
Other	3,740	13.1%	94.2%	93.4%	0.8%	738	774	(4.7%)

Total Same Property (1)	28,285	100.0%	94.4%	96.0%	(1.6%)	$747	$781	(4.4%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

3Q09	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year-to-Date Comparisons
Third Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

		Revenues			Expenses			NOI
	2009	2008	% Chg	2009	2008	% Chg	2009	2008	% Chg

Atlanta	$26,024	$27,069	(3.9%)	$11,078	$10,343	7.1%	$14,947	$16,726	(10.6%)
Austin	13,669	13,990	(2.3%)	6,189	6,404	(3.4%)	7,479	7,586	(1.4%)
Birmingham	8,598	8,463	1.6%	3,449	3,266	5.6%	5,149	5,197	(0.9%)
Charleston	11,192	11,515	(2.8%)	4,492	4,186	7.3%	6,700	7,329	(8.6%)
Charlotte	23,424	24,210	(3.2%)	9,756	9,705	0.5%	13,668	14,504	(5.8%)
Dallas/Fort Worth	31,109	31,879	(2.4%)	14,289	14,511	(1.5%)	16,820	17,368	(3.2%)
Huntsville	6,362	6,290	1.1%	2,228	2,140	4.1%	4,134	4,150	(0.4%)
Orlando	15,384	16,030	(4.0%)	5,869	5,695	3.1%	9,515	10,336	(7.9%)
Phoenix	7,206	7,928	(9.1%)	2,359	2,588	(8.8%)	4,847	5,341	(9.2%)
Raleigh	13,945	14,145	(1.4%)	5,309	5,620	(5.5%)	8,636	8,525	1.3%
Richmond	12,726	12,694	0.3%	4,965	4,370	13.6%	7,761	8,324	(6.8%)
Savannah	9,127	8,848	3.2%	3,184	3,014	5.6%	5,943	5,835	1.9%
Other	25,941	26,860	(3.4%)	10,268	9,570	7.3%	15,673	17,289	(9.3%)

Total Same Property (1)	$204,707	$209,921	(2.5%)	$83,435	$81,412	2.5%	$121,272	$128,510	(5.6%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2009	2008	% Chg	2009	2008	% Chg

Atlanta	3,282	12.3%	94.3%	97.2%	(2.9%)	$821	$863	(4.9%)
Austin	1,910	6.2%	95.1%	95.9%	(0.8%)	748	753	(0.7%)
Birmingham	1,262	4.2%	97.0%	97.9%	(0.9%)	719	713	0.8%
Charleston	1,578	5.5%	97.0%	94.6%	2.4%	723	763	(5.2%)
Charlotte	3,676	11.3%	92.9%	95.4%	(2.5%)	673	695	(3.2%)
Dallas/Fort Worth	4,480	13.9%	92.9%	96.8%	(3.9%)	726	731	(0.7%)
Huntsville	836	3.4%	96.2%	96.7%	(0.5%)	752	757	(0.7%)
Orlando	1,756	7.8%	96.0%	98.0%	(2.0%)	926	965	(4.0%)
Phoenix	952	4.0%	89.5%	95.3%	(5.8%)	848	911	(6.9%)
Raleigh	1,964	7.1%	94.2%	96.7%	(2.5%)	740	748	(1.1%)
Richmond	1,700	6.4%	94.7%	97.0%	(2.3%)	787	805	(2.2%)
Savannah	1,149	4.9%	97.6%	95.2%	2.4%	818	821	(0.4%)
Other	3,740	13.0%	94.2%	93.4%	0.8%	750	772	(2.8%)

Total Same Property (1)	28,285	100.0%	94.4%	96.0%	(1.6%)	$760	$780	(2.6%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

3Q09	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Third Quarter 2009
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	3Q09	2Q09	% Chg	3Q09	2Q09	% Chg	3Q09	2Q09	% Chg

Atlanta	$8,511	$8,675	(1.9%)	$3,723	$3,671	1.4%	$4,788	$5,003	(4.3%)
Austin	4,530	4,540	(0.2%)	2,071	2,019	2.6%	2,458	2,521	(2.5%)
Birmingham	2,939	2,878	2.1%	1,190	1,153	3.2%	1,749	1,725	1.4%
Charleston	3,772	3,777	(0.1%)	1,568	1,482	5.8%	2,204	2,294	(3.9%)
Charlotte	7,583	7,870	(3.6%)	3,311	3,208	3.2%	4,272	4,663	(8.4%)
Dallas/Fort Worth	10,163	10,345	(1.8%)	4,890	4,705	3.9%	5,272	5,641	(6.5%)
Huntsville	2,161	2,105	2.7%	763	732	4.2%	1,398	1,373	1.8%
Orlando	5,052	5,137	(1.7%)	1,880	2,018	(6.8%)	3,172	3,119	1.7%
Phoenix	2,304	2,405	(4.2%)	876	785	11.6%	1,428	1,620	(11.9%)
Raleigh	4,604	4,685	(1.7%)	1,887	1,793	5.2%	2,717	2,893	(6.1%)
Richmond	4,135	4,291	(3.6%)	1,703	1,641	3.8%	2,431	2,650	(8.3%)
Savannah	3,121	3,035	2.8%	1,087	1,028	5.7%	2,035	2,007	1.4%
Other	8,643	8,725	(0.9%)	3,488	3,413	2.2%	5,156	5,312	(2.9%)

Total Same Property (1)	$67,518	$68,468	(1.4%)	$28,437	$27,648	2.9%	$39,080	$40,821	(4.3%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q09	2Q09	% Chg	3Q09	2Q09	% Chg

Atlanta	3,282	12.3%	94.3%	95.5%	(1.2%)	$801	$824	(2.8%)
Austin	1,910	6.3%	95.1%	94.6%	0.5%	737	748	(1.5%)
Birmingham	1,262	4.5%	97.0%	95.2%	1.8%	715	720	(0.7%)
Charleston	1,578	5.6%	97.0%	96.4%	0.6%	707	721	(1.9%)
Charlotte	3,676	10.9%	92.9%	93.1%	(0.2%)	660	672	(1.8%)
Dallas/Fort Worth	4,480	13.5%	92.9%	93.3%	(0.4%)	721	728	(1.0%)
Huntsville	836	3.6%	96.2%	98.1%	(1.9%)	749	745	0.5%
Orlando	1,756	8.1%	96.0%	94.6%	1.4%	900	926	(2.8%)
Phoenix	952	3.7%	89.5%	92.8%	(3.3%)	819	848	(3.4%)
Raleigh	1,964	7.0%	94.2%	93.6%	0.6%	733	740	(0.9%)
Richmond	1,700	6.2%	94.7%	94.0%	0.7%	768	788	(2.5%)
Savannah	1,149	5.2%	97.6%	96.3%	1.3%	807	818	(1.3%)
Other	3,740	13.1%	94.2%	93.5%	0.7%	738	751	(1.7%)

Total Same Property (1)	28,285	100.0%	94.4%	94.3%	0.1%	$747	$760	(1.7%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

3Q09	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
OPERATING DATA (1)

Property Revenues
Rental revenues	$16,534	$18,311	$51,431	$57,092
Other property revenues	781	1,135	2,565	2,877

Total property revenues	17,315	19,446	53,996	59,969

Property Expenses
Property operating and maintenance	4,204	4,829	12,559	14,147
Taxes, license and insurance	1,998	2,229	6,507	7,111

Total property expenses	6,202	7,058	19,066	21,258

Net Operating Income (NOI)	11,113	12,388	34,930	38,711

Other Income (Expenses)
Impairments	(77)	—	(77)	—
Interest, net	(5,906)	(6,808)	(18,273)	(22,648)
Depreciation and amortization (2)	(6,643)	(6,097)	(19,219)	(21,356)
Other (3)	(3,591)	(56)	(3,692)	232

Total other expenses	(16,217)	(12,961)	(41,261)	(43,772)

(Loss) Gain on sale of properties, net	1,787	1,763	1,736	18,558

Equity in income of joint ventures	$(3,317)	$1,190	$(4,595)	$13,497

	As of
	9/30/2009	12/31/2008
BALANCE SHEET DATA (4)

Real estate assets, net	$2,927,620	$3,187,826
Other assets, net	309,458	316,443

Total assets	$3,237,078	$3,504,269

Notes payable	$2,553,632	$2,711,059
Other liabilities	152,184	155,812

Total liabilities	2,705,816	2,866,871

Member’s equity	531,262	637,398

Total liabilities and member’s equity	$3,237,078	$3,504,269

Colonial’s equity investment (5)	$31,405	$46,221
Colonial’s pro-rata share of debt	$445,742	$476,313

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	The three and nine months ended September 30, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

(4)	Balance sheet data reported at 100%.

(5)	Includes distributions in excess of investment balance for certain joint ventures.

3Q09	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of September 30, 2009
(in thousands)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction In	Mortgages and Notes	Ownership	Interest	Term (In
Venture	Properties	Units/GLA (1)	Real Estate (2)	Progress	Payable	Interest	Rate	Months)	% Fixed Rate	% Variable Rate
MULTIFAMILY
DRA	3	1,078	$86,223	$—	$56,469	16%	4.95%	10	100.00%	—
Other	6	1,340	139,418	19,548	101,871	21%	5.61%	39	72.12%	27.88%

Total Multifamily (3)	9	2,418	$225,641	$19,548	$158,340

COMMERCIAL
DRA/CRT (4)	17	8,406	1,310,180	6,669	940,747	15%	5.26%	14	85.10%	14.90%
DRA/CLP (5)	18	5,236	948,061	—	741,909	15%	5.61%	57	100.00%	—
OZRE (6)	11	2,983	363,851	—	292,098	17%	6.30%	58	100.00%	—
UBS/CLP Mansell	2	689	144,273	8,145	92,690	15%	6.15%	82	100.00%	—
Bluerock	9	1,704	229,248	—	107,540	10%	6.47%	98	100.00%	—
Parkway Place	1	623	89,213	—	56,791	50%	1.25%	9	—	100.00%
Turkey Creek	2	652	104,786	(16)	76,839	50%	5.87%	53	86.84%	13.16%
Other	6	1,358	122,715	—	86,679	22%	5.98%	36	65.25%	34.75%

Total Commercial	66	21,651	$3,312,327	$14,798	$2,395,293

	75	24,069	$3,537,968	$34,346	$2,553,633

(1)	Gross leasable area includes anchor-owned square footage.

(2)	Represents gross investment in real estate at 100% (excluding depreciation).

(3)	During the third quarter 2009, the Company sold its interest in Colonial Grand at Mountain Brook, Colonial Grand at Brentwood, Colonial Village at Rocky Ridge, Colonial Village at Palma Sola and Cunningham. The Company began consolidating Colonial Grand at Canyon Creek in its financial statements as of September 30, 2009.

(4)	As of September 30, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(5)	As of September 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(6)	As of September 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

3Q09	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended September 30, 2009
(in thousands)

Venture	Total Revenues	Operating Expenses	Net Operating Income	Interest Expense	Other (Income) Expenses	Gain (Loss) on Sale	Depreciation & Amortization	Net Income (Loss)	Colonial Share of Net Income (Loss) (1)
MULTIFAMILY
DRA	$2,889	$1,643	$1,246	$729	$168	$(60)	$669	$(260)	$(153)
CMS (2)	1,601	813	788	370	7	—	490	(79)	1,965
Other (3)	3,158	1,589	1,569	1,074	(4)	—	1,333	(834)	(3,650)

Total Multifamily	$7,648	$4,045	$3,603	$2,173	$171	$(60)	$2,492	$(1,173)	$(1,838)

COMMERCIAL
DRA/CRT (4)	38,516	17,148	21,368	11,063	220	—	14,954	(4,869)	(552)
DRA/CLP (5)	26,992	10,698	16,294	10,696	(4)	—	11,411	(5,809)	(364)
OZRE (6)	8,056	2,192	5,864	4,735	—	—	3,562	(2,433)	(193)
UBS/CLP Mansell	3,670	1,478	2,192	1,426	—	—	1,661	(895)	(99)
Bluerock	6,452	1,930	4,522	3,301	(9)	—	3,108	(1,878)	(136)
Parkway Place	2,617	883	1,734	449	1	—	698	586	402
Turkey Creek	2,864	725	2,139	1,054	22	—	1,076	(13)	35
Other	3,143	863	2,280	321	22	—	2,637	(700)	(572)

Total Commercial	$92,310	$35,917	$56,393	$33,045	$252	$—	$39,107	$(16,011)	$(1,479)

	$99,958	$39,962	$59,996	$35,218	$423	$(60)	$41,599	$(17,184)	$(3,317)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.

For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	During the third quarter 2009, the Company sold its interest in Colonial Grand at Mountain Brook, Colonial Grand at Brentwood, Colonial Village at Rocky Ridge, Colonial Village at Palma Sola and Cunningham. The Company began consolidating Colonial Grand at Canyon Creek in its financial statements as of September 30, 2009.

(3)	Includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

(4)	As of September 30, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(5)	As of September 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(6)	As of September 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

3Q09	-15-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Nine Months Ended September 30, 2009
(in thousands)

									Colonial Share of Net
Venture	Total Revenues	Operating Expenses	Net Operating Income	Interest Expense	Other (Income) Expenses	Gain (Loss) on Sale	Depreciation & Amortization	Net Income (Loss)	Income (Loss) (1)
MULTIFAMILY
DRA	$9,308	$4,523	$4,785	$2,468	$145	$(21)	$2,077	$116	$(199)
CMS (2)	9,278	4,485	4,793	2,859	32	—	2,718	(816)	1,853
Other (3)	9,589	4,803	4,786	3,218	13	(30)	3,984	(2,399)	(4,336)

Total Multifamily	$28,175	$13,811	$14,364	$8,545	$190	$(51)	$8,779	$(3,099)	$(2,682)

COMMERCIAL
DRA/CRT (4)	118,243	51,234	67,009	33,073	1,758	—	45,061	(12,883)	(1,376)
DRA/CLP (5)	83,113	32,438	50,675	31,730	(77)	—	34,880	(15,858)	(769)
OZRE (6)	25,200	6,774	18,426	14,052	63	—	11,360	(7,049)	(531)
UBS/CLP Mansell	11,328	4,162	7,166	4,278	(1)	—	5,241	(2,352)	(199)
Bluerock	19,417	5,953	13,464	9,789	(40)	—	9,540	(5,825)	(338)
Craft Farms	583	493	90	343	(10)	—	167	(410)	(89)
Parkway Place	7,877	2,620	5,257	1,430	1	—	2,073	1,753	1,227
Turkey Creek	8,435	2,013	6,422	3,108	149	—	3,221	(56)	74
Other	9,582	2,417	7,165	4,769	(2,357)	30	3,264	1,459	88

Total Commercial	$283,778	$108,104	$175,674	$102,572	$(514)	$30	$114,807	$(41,221)	$(1,913)

	$311,953	$121,915	$190,038	$111,117	$(324)	$(21)	$123,586	$(44,320)	$(4,595)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.

For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	During the third quarter 2009, the Company sold its interest in Colonial Grand at Mountain Brook, Colonial Grand at Brentwood, Colonial Village at Rocky Ridge, Colonial Village at Palma Sola and Cunningham. The Company began consolidating Colonial Grand at Canyon Creek in its financial statements as of September 30, 2009.

(3)	Includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

(4)	As of September 30, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(5)	As of September 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(6)	As of September 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

3Q09	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Joint Venture Operational Statistics
Third Quarter 2009

	As of
	9/30/2009	9/30/2008
Base rent per square foot — Straight-line
Office
Consolidated	$29.17	$29.31
Unconsolidated	19.48	19.23

Retail (1)
Consolidated	$24.53	$24.79
Unconsolidated	22.65	21.51

Base rent per square foot — Cash
Office
Consolidated	$28.18	$23.34
Unconsolidated	19.40	18.81
Retail (1)
Consolidated	$23.67	$24.78
Unconsolidated	22.48	21.32
Square Feet (in 000’s)
Office
Consolidated	516	507
Unconsolidated (2)	2,281	2,281
Retail
Consolidated	1,040	1,429
Unconsolidated (2)	1,035	977

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.
OFFICE LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	452	3%	$7,772	3%	72	3%	$1,204	3%
2010	1,676	13%	31,859	13%	236	11%	4,536	10%
2011	1,955	15%	38,389	15%	280	13%	5,564	12%
2012	2,773	21%	54,462	21%	400	18%	7,932	18%
2013	1,557	12%	33,674	13%	280	13%	6,053	14%
2014+	4,784	36%	87,321	34%	943	43%	19,504	44%

Total Leased SF	13,197		$253,476		2,211		$44,793
RETAIL LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	61	1%	$1,286	2%	16	1%	$386	1%
2010	371	8%	4,965	7%	83	5%	1,214	5%
2011	456	10%	7,498	11%	146	8%	2,707	10%
2012	586	13%	9,182	14%	179	10%	3,565	14%
2013	311	7%	6,166	9%	129	7%	2,725	10%
2014+	2,855	62%	38,912	57%	1,173	68%	15,390	59%

Total Leased SF	4,641		$68,008		1,726		$25,987
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$289	$568	$615	$1,594
Tenant Improvements	1,162	510	2,396	1,607
Leasing Commissions	285	464	1,086	1,131
Admin — Division	—	6	—	29

Total	$1,736	$1,548	$4,097	$4,361
Less: Unconsolidated Assets	(1,708)	(1,537)	(4,055)	(4,058)

Total — Consolidated Assets	$28	$11	$42	$303

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$70	$37	$129	$116
Revenue- Enhancing	36	49	62	69
Tenant Improvements	33	13	267	244
Leasing Commissions	92	442	188	553
Admin — Division	—	17	—	77

Total w/o Acquisition-Related	$231	$556	$646	$1,059
Less: Unconsolidated Assets	(165)	(88)	(549)	(402)

Total — Consolidated Assets	$66	$468	$97	$657

3Q09	-17-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and nine months ended September 30, 2009, continuing operations includes (losses)/gains on for-sale residential and development sales (before minority interest and income taxes) of $0.6 million and $7.6 million, respectively. For the three and nine months ended September 30, 2009, discontinued operations includes gains on condominium conversion, for sale residential and development sales (before minority interest and income taxes) of $16,000 and $259,000, respectively. A summary of revenues and costs of these activities for the three and nine months ended September 30, 2009 and 2008 are as follows:

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Condominium conversion revenues, net	$15,730	$145	$16,851	$448
Condominium conversion costs	(15,714)	(178)	(16,592)	(479)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	16	(33)	259	(31)

For-sale residential revenues, net	8,855	8,678	33,553	17,795
For-sale residential costs	(8,260)	(7,667)	(33,083)	(16,177)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	595	1,011	470	1,618

Development revenues, net		100	30,672	15,900
Development costs (1)	—	118	(23,544)	(11,191)

Gains on development sales, before minority interest and income taxes	—	218	7,128	4,709

Minority interest	—	—	(992)	—
Provision for income taxes	—	(434)	(2,873)	(1,817)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$611	$762	$3,992	$4,479

	Three Months Ended		Nine Months Ended
For-Sale Residential Projects Status
Units Closed in prior periods	282	200	240	181
Units Closed in current period	53	27	95	61
Contracted (3)	27	50	27	50
Available Units / Lots	271	356	271	341

Total Units	633	633	633	633

Notes:

(1)	Amounts recorded during the nine months ended September 30, 2008, include $1,693 related to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.
RESIDENTIAL FOR-SALE DEVELOPMENTS

			Average
			Price of
			Units/Lots			Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Units Closed	Contract (1)	Units / Lots

For-Sale Residential
Regatta at James Island (2)	Charleston, SC	212	$185,421	4Q09	204	8	—
Grander (2)(3)	Gulf Shores, AL	26	$679,583	4Q09	12	14	—
Southgate on Fairview (2)	Charlotte, NC	47	$305,062	2Q10 - 2Q11	29		18
Metropolitan Midtown (2)	Charlotte, NC	101	$331,632	4Q10 - 2Q11	66	1	34

		386			311	23	52

Lots (4)
Cypress Village (lots) (2)	Gulf Shores, AL	188	$200,000	2Q13 - 2Q14	5	—	183
Whitehouse Creek (lots) (5)	Mobile, AL	59	$62,184	4Q12 - 3Q16	19	4	36

		247			24	4	219

		633			335	27	271

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

(2)	During December 2008, the Company recorded a $116.9 million non-cash impairment charge associated with these projects and other development projects.

(3)	During June 2009, the Company recorded a $0.5 million non-cash impairment charge on this for-sale residential project. During October 2009, the Company sold the remaining units at this project.

(4)	Colonial Traditions at Gulf Shores is included as Undeveloped Land. See page 19.

(5)	The Company has delayed the development of 141 lots at its Whitehouse Creek development. These undeveloped parcels have been classified as Held for Use, while the 59 completed lots have been classified as Held for Sale.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

3Q09	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	Q309	After
Commercial
Retail
Colonial Promenade Tannehill (1)	Birmingham, AL	350	n/a	301	1Q07	4Q09	2Q10	$7.1	$3.0	$4.1
Colonial Pinnacle Craft Farms II	Gulf Shores, AL	68	n/a	46	2Q09	2Q10	4Q11	9.9	3.6	6.3

Total Active Development Projects								$17.0	$6.6	$10.4

Future Development Projects (see below)									127.7
Investment Land (see below)									112.1

Total Properties Under Development (per Balance Sheet)									$246.4

Notes:

(1)	Total cost and development costs through Q309 have been reduced by $50.2 million (0.3 million square feet), which has already been placed into service. Total cost for this project is expected to be approximately $57.3 million, of which $11.6 million can potentially be received from local municipalities as reimbursement for infrastructure costs.
FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE

		Units/	Future	Investment	Held
	Location	SF-in 000s	Development	Land	for Sale

Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4	—	—
CG at Sweetwater	Phoenix, AZ	195	7.3	—	—
CG at Azure	Las Vegas, NV	188	7.8	—	—
CG at Cityway	Austin, TX	320	5.0	—	—
CG at South End	Charlotte, NC	353	12.2	—	—
CG at Hampton Preserve	Tampa, FL	486	14.9	—	—
CG at Randal Park (1)	Orlando, FL	750	19.1	—	—

Total Multifamily Assets			$74.7	—	$—

Commercial
Retail
Colonial Promenade Nord du Lac	Covington, LA	497	43.3	—	—
Colonial Promenade Huntsville	Huntsville, AL	111	9.7	—	—

Total Commercial Assets			$53.0	$—	$—

Multifamily			—	2.6	7.2
Commerical			—	48.0	17.0
Condo / Townhome			—	—	26.9
For-sale Residential Land			—	61.5	74.7

Total Projects			$127.7	$112.1	$91.9

(1)	This project is part of a mixed-use development.
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(1)
Multifamily
Cunningham	Austin, TX	Aug-09	280	$3.6	7.0%	20% Ownership Interest
CMS Joint Venture	Multiple Cities	Jul-09	1,212	17.3	7.4%	15% - 25% Ownership Interest
Retail
Colonial Promenade at Fultondale	Birmingham, AL	Feb-09	369.0	30.7	8.6%

Total				$51.6

(1)	Represents market cap rate which includes industry standard management fees and capital reserves.

3Q09	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2009
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$278,950	17%	1.3%	2.7	$278,950	13%	1.3%	2.7
Unsecured Other	768,943	46%	6.1%	4.5	768,943	36%	6.1%	4.5
Secured	625,024	37%	5.7%	9.3	1,070,766	51%	5.3%	6.8

Total Debt	$1,672,917	100%	5.2%	6.0	$2,118,659	100%	5.1%	5.4

Fixed/Floating
Fixed Rate Debt	$1,380,525	83%	5.9%	6.7	$1,704,482	80%	5.9%	6.2
Floating Rate Debt — Capped	—	0%	0.0%	0.0	31,275	1%	2.0%	1.0
Floating Rate Debt	292,392	17%	1.4%	2.9	382,902	18%	1.5%	2.3

Total Debt	$1,672,917	100%	5.1%	6.0	$2,118,659	100%	5.1%	5.4

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)

2009	2.68%
2010	4.35%
2011	4.54%
2012	6.78%
2013	6.10%
2014	6.05%
2015	5.92%
2016	6.03%
Thereafter	5.79%

Total	5.70%

Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012
LINE OF CREDIT

	12/31/08	9/30/09	Interest Rate	Due

Floating	$311,630	$278,950	1.30%	06/15/12

Total Outstanding on LOC	$311,630	$278,950	1.30%

Notes:

•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 20.0 bps.

•	5-Year facility through June 2012.

3Q09	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2009
($ in 000s)
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BB+	Stable	BB-
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Negative	Ba2
Standard & Poor’s	Beth Campbell	212-438-2415	BB+	Stable	B+
COVERAGE RATIOS

	3Q08	YTD ’08	3Q09	YTD ’09
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	0.8	0.9	1.1	1.3
Earnings to Fixed Charges & Preferred Share Distributions (1)	0.8	0.9	1.1	1.2

Supplemental Coverage Ratios
Interest Coverage (2)	2.4	2.5	1.8	2.0
Fixed Charge Coverage (3)	2.1	2.1	1.6	1.7
Fixed Charge w/ Cap Int (4)	1.7	1.7	1.5	1.7
See page 26 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges & preferred share distributions for the three and nine months ended September 30, 2008, is a result of the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q08		2Q08		3Q08		4Q08		1Q09		2Q09		3Q09		4Q09
Total Debt to Total Assets cannot exceed 60%	53.1%		53.9%		54.3%		53.3%		54.4%		54.2%		52.1%
Secured Debt to Total Assets cannot exceed 40%	14.7%		14.1%		14.0%		13.8%		22.8%		26.5%		26.3%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	206.6%		211.5%		219.0%		205.7%		211.2%		219.5%		234.1%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.4	x	2.5	x	2.3	x	2.3	x	2.1	x	2.1	x	2.2	x

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,678,038		$1,748,992		$1,711,802		$1,762,019		$1,741,538		$1,736,497		$1,672,917
Unconsolidated Debt	500,940		479,231		476,543		476,314		476,784		471,096		445,742

Total Debt	2,178,978		2,228,223		2,188,345		2,238,333		2,218,322		2,207,594		2,118,659
Preferred Stock
7.25% Series B (Units)	100,000		100,000		100,000		100,000		100,000		100,000		100,000
8.125% Series D	117,326		102,906		100,281		100,281		100,281		100,281		100,118

Total Preferred Stock	217,326		202,906		200,281		200,281		200,281		200,281		200,118

Market Equity (Shares & Units)	1,376,069		1,149,729		1,073,535		478,200		218,856		427,326		607,000

Total Market Capitalization	$3,772,373		$3,580,858		$3,462,161		$2,916,814		$2,637,459		$2,835,201		$2,925,777

Debt / Total Market Capitalization	57.8%		62.2%		63.2%		76.7%		84.1%		77.9%		72.4%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

3Q09	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	3Q09	3Q08	YTD 09	YTD 08
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$16	$(37)	$189	$(15)
For-Sale Residential	595	619	470	1,052
Development (1)	—	180	3,333	3,442
Land / Outparcel Sales	(22)	1,084	141	1,497

Totals	589	1,846	4,133	5,976

3rd Party Mgt & Leasing Fee Revenue	3,987	5,186	11,366	15,542
Straight Line Rents	21	765	(101)	1,582
Percentage Rents	49	43	188	306
Interest Expense	22,593	17,679	65,835	52,171
Capitalized Interest	464	6,622	3,534	19,970
Debt — Principal Amortization	246	182	727	546
Preferred Dividend Payments	3,811	3,850	11,546	12,157
Amortization of Deferred Financing Costs	1,247	1,261	3,357	3,716
Amortization of Stock Compensation	712	1,615	2,274	4,147
Unconsolidated (2)
Straight Line Rents	219	290	743	1,185
Interest Expense	5,833	6,735	18,045	22,447
Debt — Principal Reductions	254	216	470	410
Amortization of Deferred Financing Costs	78	113	265	400

Notes:

(1)	Amounts recorded during the nine months ended September 30, 2008 include $1,693 related to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	Q309	Q308	YTD 09	YTD 08
Acquisition of Properties
Multifamily	$—	$—	$—	$18,375
Debt Assumed	—	—	—	—

Acquistions	—	—	—	18,375
Other Assets & Debt Assumed	—	—	—	(14,700)

Acquisitions, net — Consolidated Assets	$—	$—	$—	$3,675

Development Expenditures
Multifamily	$689	$32,690	$12,829	$93,404
Commercial	7,119	20,707	17,991	102,800
For-Sale / Other	1,836	18,674	12,171	85,271

Total, including subs	9,644	72,071	42,991	281,475
Less: Infrastructure
Reimbursement from City/County	(41)	(1,000)	(1,110)	(1,150)
Less: Unconsolidated /Other (1)	(17)	(2,951)	(1,107)	(13,776)

Development, Consolidated Assets	$9,586	$68,120	$40,774	$266,549

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$19,330	$58,595	$19,330	$151,306
Commercial	—	2,110	30,672	17,201
For Sale / Projects	8,855	8,896	34,675	20,021
Land and other	590	4,768	2,677	8,196

Total, including subs	28,775	74,369	87,354	196,724
Selling Costs	(1,558)	(1,747)	(4,460)	(4,330)
Outparcels/Land	(590)	(4,768)	(2,677)	(8,196)
Less: Unconsolidated — net	(3,600)	(2,823)	(3,600)	(26,539)

Sales, Net — Consolidated Assets	$23,027	$65,031	$76,617	$157,659

3Q09	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Three Months Ended		Nine Months Ended
	3Q09	3Q08	YTD 09	YTD 08
Divisional Total Revenues
Multifamily — Same Property	$67,518	$70,412	$204,706	$209,921
Multifamily — Non-Same Property	9,048	8,493	26,624	27,353
Commerical	22,470	23,489	68,980	69,991

Total Divisional Revenues	99,036	102,394	300,310	307,265

Less: Unconsolidated Revenues — Mfam	(1,485)	(2,137)	(5,527)	(6,484)
Less: Unconsolidated Revenues — Commercial	(15,814)	(17,296)	(48,418)	(53,437)
Discontinued Operations	(1,038)	(2,644)	(3,875)	(12,906)
Construction Revenues	—	654	36	9,102
Unallocated Corporate Rev	3,987	5,186	11,366	15,542

Cons. Rev, adj -’08 Disc Ops	84,686	86,157	253,892	259,082

Add: Add’l Disc Ops Rev, post filing	—	(5,827)	—	(17,516)

Total Consol. Rev, per 10-Q / K	$84,686	$80,330	$253,892	$241,566

RECONCILIATION OF EXPENSES

	3Q09	3Q08	YTD 09	YTD 08
Divisional Total Expenses
Multifamily — Same Property	$28,436	$28,765	$83,433	$81,412
Multifamily — Non-Same Property	4,553	4,881	14,785	14,698
Commerical	8,236	8,620	24,931	24,802

Total Divisional Expenses	41,225	42,266	123,149	120,912

Less: Unconsolidated Expenses — Mfam	(766)	(1,150)	(2,736)	(3,374)
Less: Unconsolidated Expenses — Commerical	(5,952)	(6,450)	(17,872)	(19,557)
Discontinued Operations	(758)	(1,226)	(3,941)	(5,960)
Impairment — Discontinued Operations (1)	251	—	2,051	—

Total Property Operating Exp	34,000	33,440	100,651	92,021
Construction Expenses	—	673	35	8,503
Property Management Exp	1,728	2,088	5,329	6,402
General & Administrative Exp	4,073	5,996	12,982	17,562
Management Fee and Other Exp	3,340	4,333	11,096	12,269
Restructure Charges	588	—	1,400	—
Investment and Development (2)	100	79	1,585	956
Impairment (1)	221	—	1,839	—
Depreciation	28,070	24,191	84,130	70,568
Amortization	864	833	2,936	2,560

Cons. Exp, adj -’08 Disc Ops	72,984	71,633	221,983	210,841

Add: Add’l Disc Ops Exp, post filing	—	(1,981)	—	(7,880)

Total Consol. Exp, per 10-Q / K	$72,984	$69,652	$221,983	$202,961

Notes on following page.

3Q09	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	3Q09	3Q08	YTD 09	YTD 08
Divisional Total NOI
Multifamily — Same Property	$39,082	$41,647	$121,273	$128,509
Multifamily — Non-Same Property	4,495	3,612	11,839	12,655
Commercial	14,234	14,869	44,049	45,189

Total Divisional NOI	57,811	60,128	177,161	186,353

Less: Unconsolidated NOI — Mfam	(719)	(987)	(2,791)	(3,110)
Less: Unconsolidated NOI — Off	(9,862)	(10,846)	(30,546)	(33,880)
Discontinued Operations	(280)	(1,418)	66	(6,946)
Impairment — Discontinued Operations (1)	(251)	—	(2,051)	—
Unallocated Corporate Rev	3,987	5,186	11,366	15,542
Construction NOI	—	(19)	1	599
Property Management Exp	(1,728)	(2,088)	(5,329)	(6,402)
General & Administrative Exp	(4,073)	(5,996)	(12,982)	(17,562)
Management Fee and Other Exp	(3,340)	(4,333)	(11,096)	(12,269)
Restructure Charges	(588)	—	(1,400)	—
Investment and Development (2)	(100)	(79)	(1,585)	(956)
Impairment (1)	(221)	—	(1,839)	—
Depreciation	(28,070)	(24,191)	(84,130)	(70,568)
Amortization	(864)	(833)	(2,936)	(2,560)

Income from Operations	11,702	14,524	31,909	48,241
Total Other (Expense) Income	(12,377)	(12,675)	(9,658)	(24,189)

Income from Continuing Ops (3)	(675)	1,849	22,251	24,052

Disc Ops	—	(3,848)	—	(9,617)
08 & 09 Disc Ops Other Inc(Exp)	—	(1,339)	—	(7,573)

Income from Cont (3), per 10-Q / K (3)	$(675)	$(3,338)	$22,251	$6,862

Notes:

(1)	For the three months ended September 30, 2009, the Company recorded a $0.5 million non-cash impairment charge. Of the charge, $0.2 million (presented in “Impairment” in continuing operations) is related to the Company’s noncontrolling interest in the Colonial Grand at Traditions joint venture and $0.3 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to the sale of the remaining units at Portofino at Jensen Beach, a for-sale residential project. For the nine months ended September 30, 2009, in addition to the charges described above, the Company recorded a $3.4 million non-cash impairment charge. Of the charge, $0.7 million is related to the Company’s noncontrolling interest in the Craft Farms joint venture, $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project and $0.6 million is related to an additional for-sale residential project and sale of outparcels (presented in “Impairment” in continuing operations). In addition, $1.8 million is related to two multifamily apartment communities sold during the quarter (presented as a part of “(Loss) Income from Discontinued Operations”.

(2)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(3)	(Loss)/Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

	3Q09	3Q08	YTD 09	YTD 08
Assets Sold
Revenue from assets sold	$411	$2,231	$1,959	$11,819
Expenses from assets sold (1)	351	1,147	1,416	5,749

NOI from assets sold	60	1,084	543	6,070

Assets Held for Sale
Revenue from assets held for sale	627	413	1,921	1,087
Expenses from assets held for sale	156	79	474	211

NOI from assets held for sale	471	334	1,447	876

Assets sold, not classified in discontinued operations
Revenue from assets sold	(17)	576	209	2,322
Expenses from assets sold	45	159	249	554

NOI from assets sold	$(62)	$417	$(40)	$1,768

(1)	Excludes non-cash impairment charge of $0.3 million and $2.1 million for the three and nine months ended September 30, 2009, respectively.

3Q09	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS

NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2009). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	3Q09	3Q08	YTD 09	YTD 08

(Loss)/Income from discontinued operations	$280	$1,048	$(192)	$5,760
Adjustment for:
Impairment	251	—	2,051	—
Interest (income) expense, net	—	(58)	—	(139)
Depreciation and amortization expenses	—	428	131	1,325

NOI from discontinued operations	$531	$1,418	$1,990	$6,946

NOI from assets sold	60	1,084	543	6,070
NOI from assets held for sale	471	334	1,447	876

NOI from discontinued operations	$531	$1,418	$1,990	$6,946

EBITDA RECONCILIATION

	3Q09	3Q08	YTD 09	YTD 08

Net (Loss) Income to Common S/H	$(3,464)	$27,216	$8,631	$50,427

Consolidated
Minority Interest	(563)	5,429	1,506	10,439
(Inc)/Loss — Uncons. Assets	3,317	(1,190)	4,595	(13,497)
Preferred Dividends	3,811	3,850	11,546	12,157
Preferred Share Issuance Costs	(30)	(240)	(25)	27
Interest Expense	22,593	17,679	65,835	52,171
(Gain)/Loss on Retirement of Debt	(14,929)	(2,515)	(56,480)	(10,716)
Income Tax Expense	353	468	709	2,467
Depreciation & Amortization	30,181	26,713	90,554	78,169
Loss/(Gain) on Sale (Cont & Disc)	(502)	(35,853)	(8,978)	(49,836)
(Loss)/Gain — Undeprec Property (1)	589	2,529	8,121	8,349
Impairment (2)	472	—	3,890	—
Amortization of Stock Based Compensation Expense	712	1,615	2,274	4,147

EBITDA from Consolidated Props	42,540	45,701	132,178	144,304

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(3,317)	1,190	(4,595)	13,497
Preferred Dividends	116	150	397	358
Interest Expense	5,833	6,735	18,045	22,447
Depreciation & Amortization	7,444	7,011	21,421	24,207
Loss/(Gain) on Sale of Prop	(1,787)	(1,763)	(1,736)	(18,558)

EBITDA	$50,829	$59,024	$165,710	$186,255

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(2)	Includes non-cash impairment charge from continuing operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

3Q09	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	3Q09	3Q08	YTD 09	YTD 08

Earnings
Net (Loss) Income (before preferred shares)	$(1,496)	$29,013	$14,714	$57,159
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(280)	(1,048)	198	(5,760)
Noncontrolling Interest in CRLP	60	5,733	60	8,458
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	6	(33,355)	(6)	(43,213)
Noncontrolling Interest of Limited Partners	(155)	(71)	(597)	(341)
CRLP Noncontrolling Interest — Common U/H	(623)	(304)	1,445	1,981
(Gains)/Losses from Sales of Property, net of income taxes	(507)	(1,814)	(5,745)	(4,250)
Noncontrolling Interest of Limited Partners	—	68	999	316
Income Taxes and Other	352	(216)	(2,518)	(892)
(Income)/Loss from Unconsolidated Entities	3,317	(1,190)	4,595	(13,497)

	674	(3,184)	13,145	(39)
Amortization of Interest Capitalized	968	900	2,813	2,700
Capitalized Interest	(464)	(6,622)	(3,534)	(19,970)
Distributions from Unconsolidated Entities	2,416	4,363	9,509	11,397
Fixed Charges, from below	26,117	27,375	78,164	81,309

Earnings	29,711	22,832	100,097	75,397

Fixed Charges
Interest Expense	22,593	17,679	65,835	52,171
Capitalized Interest	464	6,622	3,534	19,970
Amortization of Deferred Financing Costs	1,247	1,261	3,357	3,716
Distrib to Series B Pfd Unitholders	1,813	1,813	5,438	5,452

Total	26,117	27,375	78,164	81,309

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B & D	1,998	2,037	6,108	6,705

Total	$28,115	$29,412	$84,272	$88,014

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	3Q09	3Q08	YTD 09	YTD 08

Interest Coverage Denominator
Interest Expense	$22,593	$17,679	$65,835	$52,171
Interest Expense — Unconsolidated	5,833	6,735	18,045	22,447

Total Interest Expense	28,426	24,414	83,880	74,618

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,811	3,850	11,546	12,157
Debt Principal Amortization	246	182	727	546
Debt Principal Amortortization — Unconsolidated	254	216	470	410

Total Fixed Charges	32,737	28,662	96,623	87,731

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	464	6,622	3,534	19,970

Total Fixed Charges w/ Capitalized Interest	$33,201	$35,284	$100,157	$107,701

3Q09	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2009
Appendix

								Market Rental Rates
			Year Built		Apartment	Square	Occupancy
Property	MSA	State	/ Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS

CG at Huntcliff	Atlanta	GA	1997	20%	358	365	98.3%	$824	$0.81
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	96.1%	889	0.66	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	96.2%	1,002	0.83	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	94.9%	814	0.64	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	91.8%	827	0.62	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	96.0%	830	0.63	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	91.0%	825	0.70	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	95.2%	757	0.81	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	93.6%	745	0.70	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	95.6%	791	0.74	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	94.6%	721	0.72	S

Total		11	11.6 Years		3,640	4,086	94.4%	802	0.71

Same Property		10	11.6 Years		3,282	3,722	94.3%	801	0.71

CG at Canyon Creek	Austin	TX	2007	100%	336	349	93.2%	792	0.76
CG at Silverado	Austin	TX	2004	100%	238	240	93.7%	746	0.74	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	96.1%	838	0.81	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	94.0%	692	0.78	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	96.1%	666	0.75	S
CG at Round Rock	Austin	TX	2006	100%	422	430	97.6%	787	0.77	S
CG at Onion Creek	Austin	TX	2008	100%	300	313	97.0%	919	0.88
CV at Canyon Hills	Austin	TX	1996	100%	229	183	92.1%	704	0.88	S

Total		8	6.3 Years		2,546	2,455	95.1%	766	0.79

Same Property		6	7.8 Years		1,910	1,794	95.1%	737	0.79

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	95.7%	728	0.77
Colony Woods	Birmingham	AL	1988	10%	414	451	96.1%	690	0.63
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	97.0%	940	0.83	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	98.7%	720	0.66	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100%	586	508	95.9%	597	0.69	S

Total		5	15 Years		2,021	2,035	96.9%	715	0.72

Same Property		3	13.7 Years		1,262	1,257	97.0%	715	0.72

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	94.3%	859	0.75	S
CV at Westchase	Charleston	SC	1985	100%	352	258	99.4%	592	0.81	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	95.4%	716	0.69	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	97.0%	814	0.85	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	98.0%	638	0.69	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	97.3%	647	0.68	S

Total		6	20.8 Years		1,578	1,497	97.0%	707	0.75

Same Property		6	20.8 Years		1,578	1,497	97.0%	707	0.75

CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	99.2%	762	0.83	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	95.0%	697	0.75	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	98.0%	726	0.73	S
CG at Ayrsley	Charlotte	NC	2009	100%	368	372	92.9%	837	0.83
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	94.7%	682	0.71	S
CG at Huntersville	Charlotte	NC	2009	100%	250	248	98.0%	774	0.78
CG at University Center	Charlotte	NC	2006	100%	156	167	97.4%	727	0.68	S
CV at Matthews	Charlotte	NC	1990	100%	270	256	95.2%	736	0.78
CG at Matthews Commons	Charlotte	NC	2008	100%	216	205	96.3%	778	0.83
Enclave	Charlotte	NC	2008	100%	85	109	91.8%	1,443	1.13
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	92.0%	592	0.64	S
Heatherwood	Charlotte	NC	1980	100%	476	439	83.6%	592	0.64	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	97.2%	547	0.68	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	94.3%	649	0.72	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	86.5%	625	0.66	S
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	93.4%	727	0.70	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	97.2%	638	0.66	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	91.2%	671	0.61	S

Total		18	11.1 Years		4,865	4,706	93.4%	702	0.73

Same Property		13	13.8 Years		3,676	3,517	92.9%	660	0.69

3Q09	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2009
Appendix

								Market Rental Rates
			Year Built		Apartment	Square	Occupancy
Property	MSA	State	/ Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas / Fort Worth	TX	1998	100%	436	395	92.9%	833	0.92	S
CV at Willow Creek	Dallas / Fort Worth	TX	1996	100%	478	427	93.1%	766	0.86	S
CV at Shoal Creek	Dallas / Fort Worth	TX	1996	100%	408	382	94.1%	794	0.85	S
CV at Oakbend	Dallas / Fort Worth	TX	1996	100%	426	383	84.3%	755	0.84	S
Brookfield	Dallas / Fort Worth	TX	1984	100%	232	166	84.5%	569	0.80	S
Paces Cove	Dallas / Fort Worth	TX	1982	100%	328	220	95.1%	506	0.76	S
Remington Hills	Dallas / Fort Worth	TX	1984	100%	362	347	92.8%	734	0.77	S
CV at Main Park	Dallas / Fort Worth	TX	1984	100%	192	180	96.9%	749	0.80	S
Summer Tree	Dallas / Fort Worth	TX	1980	100%	232	136	92.7%	496	0.84	S
CV at Vista Ridge	Dallas / Fort Worth	TX	1985	100%	300	237	98.0%	586	0.74	S
CV at Grapevine	Dallas / Fort Worth	TX	1985	100%	450	387	94.7%	706	0.82	S
CV at North Arlington	Dallas / Fort Worth	TX	1985	100%	240	191	90.0%	588	0.74	S
CG at Valley Ranch	Dallas / Fort Worth	TX	1997	100%	396	462	97.5%	1,009	0.86	S
Belterra	Dallas / Fort Worth	TX	2006	10%	288	278	92.0%	836	0.87

Total		14	19.1 Years		4,768	4,191	92.8%	722	0.83

Same Property		13	20.4 Years		4,480	3,912	92.9%	721	0.83

CG at Edgewater I	Huntsville	AL	1990/99	100%	500	543	95.6%	711	0.65	S
CG at Madison	Huntsville	AL	2000	100%	336	355	97.0%	806	0.76	S

Total		2	11.8 Years		836	897	96.2%	749	0.70

Same Property		2	11.8 Years		836	897	96.2%	749	0.70

CG at Heather Glen	Orlando	FL	2000	100%	448	523	97.5%	928	0.79	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	96.7%	946	0.81	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	95.0%	808	0.89	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	96.3%	1,041	1.08	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	94.2%	895	0.79	S

Total		5	7.6 Years		1,756	1,907	96.0%	900	0.83

Same Property		5	7.6 Years		1,756	1,907	96.0%	900	0.83

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	93.9%	954	0.85	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	89.8%	834	0.83	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	93.8%	789	0.80	S
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	83.7%	745	0.73	S

Total		4	11.5 Years		952	978	89.5%	819	0.80

Same Property		4	11.5 Years		952	978	89.5%	819	0.80

CV at Cary	Raleigh	NC	1995	20%	319	400	89.1%	760	0.78
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	377	97.2%	786	0.84
CG at Arringdon	Raleigh	NC	2003	100%	320	311	92.4%	711	0.71	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	93.2%	735	0.70	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	94.0%	667	0.70	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	98.5%	724	0.74	S
CV at Woodlake	Raleigh	NC	1996	100%	266	255	95.9%	737	0.70	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	93.7%	826	0.66	S
CG at Trinity Commons	Raleigh	NC	2000/02	100%	462	484	89.5%	770	0.76	S

Total		9	13.1 Years		2,653	2,735	94.1%	737	0.73

Same Property		7	13.9 Years		1,964	1,958	94.2%	733	0.74

Ashley Park	Richmond	VA	1988	100%	272	194	94.1%	681	0.95	S
CR at West Franklin	Richmond	VA	1964/65	100%	332	170	83.4%	775	1.52	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	99.1%	792	1.03	S
CV at West End	Richmond	VA	1987	100%	224	156	98.2%	726	1.04	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	100.3%	790	0.83	S
CV at Waterford	Richmond	VA	1989	100%	312	289	95.5%	826	0.89	S

Total		6	25.9 Years		1,700	1,299	94.7%	768	1.01

Same Property		6	25.9 Years		1,700	1,299	94.7%	768	1.01

CG at Godley Station I	Savannah	GA	2005	100%	312	337	96.8%	794	0.73	S
CV at Godley Lake	Savannah	GA	2008	100%	288	270	93.1%	842	0.90
CV at Greentree	Savannah	GA	1984	100%	194	165	97.9%	688	0.81	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	97.1%	940	0.89	S
CV at Huntington	Savannah	GA	1986	100%	147	121	98.0%	761	0.92	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	98.9%	771	0.74	S

Total		6	15.2 Years		1,437	1,414	96.7%	814	0.83

Same Property		5	18.0 Years		1,149	1,145	97.6%	807	0.81

TOTAL PROPERTIES IN MAJOR MARKETS		94	14.0 Years		28,752	28,199	94.4%	$756	$0.77

Same Property		80	15.3 Years		24,545	23,883	94.4%	$749	$0.77

3Q09	-28-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2009
Appendix

								Market Rental Rates
			Year Built		Apartment	Square	Occupancy
Property	MSA	State	/ Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS

Autumn Hill	Charlottesville	VA	1970	100%	425	370	85.9%	$731	$0.84	S
Autumn Park I & II	Greensboro	NC	2001/04	100%	402	404	92.8%	716	0.71	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	95.9%	660	0.72	S
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	95.1%	536	0.54
CG at Bellevue	Nashville	TN	1996	100%	349	345	95.7%	878	0.89	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	95.6%	852	0.90	S
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	99.7%	930	0.89	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	91.1%	822	0.91	S
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	99.2%	856	1.02	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100%	166	147	98.8%	709	0.80	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	97.6%	600	0.69	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	94.0%	547	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	93.2%	557	0.58	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	90.1%	824	0.84
CV at Cypress Village	Gulf Shores	AL	2009	100%	96	206	97.9%	1,190	0.55
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	91.6%	633	0.63	S

TOTAL PROPERTIES IN OTHER MARKETS		16	18.4 Years		4,444	4,309	94.0%	$749	$0.77

Same Property		13	20.8 Years		3,740	3,501	94.2%	$738	$0.79

THIRD-PARTY MANAGED BUSINESS

Hawthorne Groves	Orlando	FL	2002	0%	328	363	94.8%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	97.6%

TOTAL MANAGED		2	5.0 Years		706	777	96.3%

LEASE UP PROPERTIES

Ashton Oaks	Austin	TX	2008	100%	362	308	84.8%	739	0.87
CG at Desert vista	Las Vegas	NV	2008	100%	380	338	56.3%	948	1.06

TOTAL LEASE UP		2	1.0 Years		742	646	70.2%	$846	$0.97

TOTAL ALL PROPERTIES		114	14.2 Years		34,644	33,931	94.4%	$755	$0.77

Same Property		93	16.1 Years		28,285	27,385	94.4%	$747	$0.77

Notes:

CG	= Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B

LU	= Properties in lease-up are not included in Occupancy Rate and Rental Rate subtotal and total categories.

S	= Current year same property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

3Q09	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2009
Appendix

					Square Feet (000s)
									Base Rent per
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	98.9%	$29.25
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	LU	LU
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	77.0%	29.08
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	605	232	373	90.4%	28.98
Brookwood Convenience Center (Retail)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Winter Haven (Retail)	Orlando	FL	1986	100%	286	—	286	93.2%	13.54
CP Tannehill (Retail)	Birmingham	AL	2008	100%	349	127	204	92.7%	20.43
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	LU	LU

Total Consolidated		8			1,933	359	1,556	90.8%	$26.93

UNCONSOLIDATED PROPERTIES
DRA/CRT Joint Venture (Office)
Atlanta Chamblee	Atlanta	GA	2000	15%	1,130	—	1,130	89.6%	$19.97
Atlanta Perimeter	Atlanta	GA	1985	15%	182	—	182	62.4%	19.37
Atlantic Center Plaza	Atlanta	GA	2001	15%	501	—	501	90.7%	30.46
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	—	224	0.0%	—
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	326	—	326	79.6%	27.82
Charlotte University	Charlotte	NC	1999	15%	183	—	183	84.0%	19.55
Germantown Center	Memphis	TN	1999	15%	536	—	536	86.0%	19.51
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	—	752	67.6%	13.65
Jacksonville JTB	Jacksonville	FL	2001	15%	417	—	417	89.9%	13.71
McGinnis Park	Atlanta	GA	2001	15%	202	—	202	71.9%	18.50
Orlando Central	Orlando	FL	1980	15%	625	—	625	69.6%	18.66
Orlando Lake Mary	Orlando	FL	1999	15%	305	—	305	73.1%	17.56
Orlando University	Orlando	FL	2001	15%	386	—	386	83.7%	20.18
Post Oak	Houston	TX	1982	15%	1,202	—	1,202	87.0%	20.55
Ravinia 3	Atlanta	GA	1991	15%	813	—	813	83.5%	16.94
Signature Place	Dallas	TX	1983/86	15%	437	—	437	78.4%	16.95
Westchase	Houston	TX	2000	15%	184	—	184	90.5%	23.80

Totals		17			8,406	—	8,406	79.7%	19.64

Totals (Weighted)		17				—	1,261	79.7%	19.64

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	76.1%	$19.56
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	94.7%	21.74
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	66.3%	19.79
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	98.9%	20.24
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	81.3%	21.08
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/01	15%	922	—	922	89.1%	19.89
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	84.3%	25.47
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	88.8%	17.16
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	—	38	74.5%	24.25
Concourse Center	Tampa	FL	1982-2005/1983-2003	15%	294	—	294	78.4%	20.23
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	84.6%	18.73
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	98.4%	19.16
International Park	Birmingham	AL	1987/99	15%	211	—	211	92.9%	20.23
The Peachtree	Atlanta	GA	1989	15%	317	—	317	90.6%	22.54
Research Park Plaza III and IV	Austin	TX	2001	15%	358	—	358	81.5%	22.19
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	92.1%	10.39

Totals		16			4,912	—	4,912	87.8%	20.22

Totals (Weighted)		16				—	737	87.8%	20.22

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	90.8%	$25.06
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	86.9%	18.75

Totals		2			324	—	324	89.3%	21.75

Totals (Weighted)		2					49	89.3%	21.75

3Q09	-30-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2009
Appendix

					Square Feet (000s)
									Base Rent per
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)
Huntsville TIC Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.54
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.32
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	90.1%	14.01
DRS Building	Huntsville	AL	1972/86/90/2003	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	86.7%	18.66
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	98.4%	12.76
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	96.5%	19.59
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	98.3%	12.76

Totals		9			1,704	—	1,704	95.8%	14.66

Totals (Weighted)		9					170	95.8%	14.66

Colonial Center Mansell Joint Venture (Office)
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/2000	15%	653	—	653	93.0%	$21.50
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	—	36	73.8%	25.84

Totals		2			689	—	689	92.0%	21.68

Totals (Weighted)		2					103	92.0%	21.68

OZRE Joint Venture (Retail)
CP Alabaster	Birmingham	AL	2005	17%	612	393	219	98.2%	$19.18
CP Beechwood	Athens	GA	1963/92/2005	17%	350	—	350	98.7%	19.18
CP Burnt Store	Punta Gorda	FL	1990	17%	95	—	95	87.9%	13.44
CP Hunter’s Creek	Orlando	FL	1993/95	17%	228	—	228	46.4%	21.35
CP Lakewood	Jacksonville	FL	1995	17%	195	—	195	81.9%	14.69
CP Northdale	Tampa	FL	1988/2000	17%	231	55	176	92.3%	16.92
CP Trussville	Birmingham	AL	2000	17%	388	—	388	90.5%	14.67
CP Trussville II	Birmingham	AL	2004	17%	283	225	58	95.2%	18.01
CS Clay	Birmingham	AL	1982/2004	17%	66	—	66	98.4%	13.26
Kingwood Commons	Houston	TX	2003/2004	17%	164	—	164	87.5%	21.82
CP at Portofino	Houston	TX	2000	17%	372	—	372	91.8%	22.32

Totals		11			2,983	672	2,311	87.8%	18.54

Totals (Weighted)		11					395	87.8%	18.54

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.00%	$13.72
Parkway Place (Retail)	Huntsville	AL	1999	50%	623	348	275	92.3%	28.67
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	92.4%	17.85
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	98.6%	15.35
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	97.2%	21.11
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	486	—	486	94.6%	23.61
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	166	—	166	LU	LU

Totals		9			2,632	1,057	1,575	95.0%	23.18

Totals (Weighted)		9					601	96.4%	24.35

Total Unconsolidated		66			21,650	1,730	19,921	85.7%	19.46

Total Unconsolidated (Weighted)		66					3,317	86.3%	20.00

THIRD-PARTY MANAGED BUSINESS

International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
Bear Lake (Retail)	Orlando	FL		0%	131
CP Boulevard Square (Retail)	Pembroke Pines	FL		0%	221
CP Deerfield (Retail)	Deerfield Beach	FL		0%	379
CS College Parkway (Retail)	Ft. Myers	FL		0%	79

TOTAL MANAGED		8			1,218

Total Commercial Properties		82			24,801	2,089	21,476	86.0%	$19.74

Total Commercial Properties (Weighted)		82					4,872	87.5%	$21.41

Notes:

LU	= Properties in lease up; these properties are not included in occupancy subtotal or total categories.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

3Q09	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of September 30, 2009
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec’d Debt	Equity Invest

DRA
Colony Woods		414		10%	96.1%	1,579	785
The Grove at Riverchase		345		20%	95.7%	3,850	1,169
Colonial Village at Cary		319		20%	93.7%	4,320	1,492

		1,078				9,749	3,446

Other
Colonial Grand at Research Park		370		20%	89.5%	4,512	946
Colonial Grand at Huntcliff		358		20%	98.3%	5,167	1,696
Regents Park (Phase II)	(1)	—		40%	—	—	3,399
Colonial Grand at Traditions	(2)	324		35%	95.1%	11,707	—
Belterra		288		10%	92.0%	2,000	545
Colonial Grand at McKinney (Development)		—		25%	—	—	1,721

		1,340				23,386	8,307

Total Multifamily (3)		2,418				$33,135	$11,754

DRA/CRT	(4)	8,406		15%	79.7%	141,112	19,261
DRA/CLP	(5)	5,236		15%	87.9%	111,286	(14,465)
OZRE	(6)	2,983		17%	87.8%	49,959	(8,450)
Huntsville TIC	(7)	1,704		10%	95.8%	10,754	(4,408)
Colonial Center Mansell JV		689		15%	92.0%	13,904	344
Parkway Place		623		50%	92.3%	28,395	10,130
Colonial Pinnacle at Turkey Creek		486		50%	94.6%	32,500	3,510
Colonial Pinnacle at Turkey Creek III (Development)		166		50%	69.9%	5,919	7,323

Other
Land Title Building		30		33%	100.0%	303	148
Colonial Promenade Madison		111		25%	98.6%	—	2,160
Colonial Promenade Hoover		381		10%	92.4%	1,614	64
Colonial Promenade Smyrna		416		50%	96.6%	14,814	2,435
Colonial Promenade Alabaster II/Tutwiler II		420		5%	98.1%	2,000	(181)

Total Commercial		21,650	(8)			$412,561	$17,871

Other Unconsolidated Investments						46	1,780

Total Investments in Unconsolidated Subsidiaries						$445,742	$31,405

Notes:

LU	= Properties in lease up.

(1)	The Regents Park Joint Venture (Phase II) consists of undeveloped land.

(2)	In September 2009, the Company determined that it was probable that the Company will have to fund the $3.5 million partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions. Accordingly, the Company recorded a charge to earnings of $3.5 million for this expected payment. In addition, the Company determined that its 35% joint venture interest is impaired and that this impairment is other than temporary. The impairment charge was calculated as the difference between the estimated fair value of the Company’s joint venture interest and the current book value of the Company’s joint venture interest. As a result, the Company recorded a non-cash impairment charge of $0.2 million in third quarter of 2009 for this other-than-temporary impairment.

(3)	During the third quarter 2009, the Company sold its interest in Colonial Grand at Mountain Brook, Colonial Grand at Brentwood, Colonial Village at Rocky Ridge, Colonial Village at Palma Sola and Cunningham. The Company began consolidating Colonial Grand at Canyon Creek in its financial statements as of September 30, 2009.

(4)	As of September 30, 2009, this joint venture included 17 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(5)	As of September 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; tlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $18.6 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $33.1 million, which is being amortized over the life of the properties.

(6)	As of September 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. Equity investment includes the value of the Company’s investment of approximately $7.6 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $16.1 million, which is being amortized over the life of the properties.

(7)	Equity investment includes the Company’s investment of approximately $3.0 million, offset by the excess basis difference on the transaction of approximately $7.4 million, which is being amortized over the life of the properties.

(8)	Retail square footage includes anchor-owned square footage.

3Q09	-32-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

3Q09	-33-	NYSE: CLP